AT THE COMPANY
--------------
Brenda Abuaf, Corporate Communications
(800) 831-4826


                      AMERICAN MORTGAGE ACCEPTANCE COMPANY
             REPORTS FINANCIAL RESULTS FOR THE THIRD QUARTER OF 2007


NEW YORK, NY - NOVEMBER 7, 2007 - American Mortgage Acceptance Company ("AMAC" or the "Company") (AMEX: AMC) today announced financial results for the third quarter and nine months ended September 30, 2007.

FINANCIAL RESULTS

The table below summarizes AMAC's revenues, net (loss) income, FFO and adjusted FFO for the three and nine months ended September 30, 2007 and 2006. FFO for the three and nine months ended September 30, 2007 and 2006 were impacted by the change in the fair value of derivative instruments, net of certain associated costs. Therefore, the Company is reporting FFO both excluding ("Adjusted FFO") and including these changes and costs. For comparative purposes, it is important to note that AMAC recognized a significant gain in the third quarter of 2006 from the sale of our investment in ARCap. Therefore, the one-time gain is one of the reasons for the significant decrease in net income, FFO and adjusted FFO for the three and nine months ended September 30, 2007 as compared to 2006.

                                            THREE MONTHS ENDED SEPTEMBER 30,           NINE MONTHS ENDED SEPTEMBER 30,
                                         --------------------------------------    --------------------------------------
(In thousands, except per share data)       2007          2006        % CHANGE        2007          2006        % CHANGE
                                         ----------    ----------    ----------    ----------    ----------    ----------
Revenues                                 $   16,948    $    8,509         99.2%    $   44,761    $   21,429          N/M
Net (Loss) Income                        $     (187)   $    1,234          N/M     $    8,454    $    8,618         (1.9%)
FFO*                                     $     (187)   $    1,767          N/M     $    5,179    $   10,050        (48.5%)
Adjusted FFO*                            $      490    $   12,009        (95.9%)   $    5,218    $   18,305        (71.5%)

Per Share Data (diluted):
  Net (Loss) Income                      $    (0.05)   $     0.15          N/M     $     0.96    $     1.04         (7.7%)
  FFO*                                   $    (0.02)   $     0.21          N/M     $     0.59    $     1.21        (51.2%)
  Adjusted FFO*                          $     0.06    $     1.44        (95.8%)   $     0.59    $     2.20        (73.2%)

* See footnotes (1) and (3) to the Selected Financial Data for a discussion of FFO and adjusted FFO and a reconciliation from GAAP net income.
"N/M" represents not meaningful as change is 100% or greater.

AMAC's net loss, FFO and adjusted FFO for the quarter ended September 30, 2007 reflect a $1.3 million impairment in connection with $182.2 million of first mortgages and fixed rate bridge loans pledged as security on a repurchase facility. AMAC initially planned to hold these investments until maturity and has subsequently determined to sell these assets to a third party. Therefore, the assets are now deemed "held for sale". Accordingly, the investments are carried at the lower of cost or market and the impairment is based on estimated market values as of September 30, 2007.


MANAGEMENT CONFERENCE CALL

Management will conduct a conference call today at 1:00 p.m. Eastern Time to review the Company's third quarter financial results for the period ended September 30, 2007. Investors, brokers, analysts, and shareholders wishing to participate should call (877) 261-8990. A webcast of the presentation will be available live and can be accessed through the Company's website, www.americanmortgageco.com. To listen to the presentation via webcast, please go to the website's "Investor Relations" section at least 15 minutes prior to the start of the presentation. For interested individuals unable to join the conference call, a replay of the call will be available through Sunday, November 11, 2007 at (888) 203-1112 (Passcode 4285839) or on our website,
www.americanmortgageco.com,  through  Thursday,  February 7, 2008.

SUPPLEMENTAL FINANCIAL INFORMATION

For  more  detailed  financial  information,   please  access  the  Supplemental
Financial Package, which is available in the Investor Relations section of the AMAC website at www.americanmortgageco.com.

ABOUT AMAC

AMAC is a real estate investment trust that specializes in originating and acquiring mortgage loans and other debt instruments secured by multifamily and commercial properties throughout the United States. AMAC invests in mezzanine, construction and first mortgage loans, subordinated interests in first mortgage loans, bridge loans, subordinate commercial mortgage backed securities, and other real estate assets. For more information, please visit our website at http://www.americanmortgageco.com or contact the Investor Relations Department directly at (800) 831-4826.

              AMERICAN MORTGAGE ACCEPTANCE COMPANY AND SUBSIDIARIES
                             SELECTED FINANCIAL DATA
                    (In thousands, except per share amounts)

                                                    ============    ============
                                                    September 30,   December 31,
                                                        2007            2006
                                                    ------------    ------------
                                                    (Unaudited)
Balance Sheet Highlights

   TOTAL ASSETS                                     $    937,070    $    720,984
                                                    ============    ============

   CDO notes payable                                $    362,000    $    362,000
                                                    ============    ============

   Debt Facilities:

       Repurchase facilities                        $    399,780    $    163,576
                                                    ============    ============

       Line of credit - related party               $     39,300    $     15,000
                                                    ============    ============

       Mortgages payable on real estate owned -
           discontinued operations                  $          -    $     39,944
                                                    ============    ============

       Preferred shares of subsidiary
           (subject to mandatory repurchase)        $     25,000    $     25,000
                                                    ============    ============

   TOTAL LIABILITIES                                $    856,821    $    635,976
                                                    ============    ============

   TOTAL SHAREHOLDERS' EQUITY                       $     80,249    $     85,008
                                                    ============    ============

                                              ========================================================
                                                 Three Months Ended             Nine Months Ended
                                                    September 30,                 September 30,
                                              --------------------------------------------------------
                                                 2007           2006           2007            2006
                                              --------------------------------------------------------
                                                                   (Unaudited)
Income Statement Highlights

   Total revenues                             $   16,948     $    8,509     $   44,761     $   21,429
                                              ==========     ==========     ==========     ==========

   (Loss) income from continuing
       operations                             $     (187)    $    1,198     $    4,923     $    8,593

   Income from discontinued
       operations, including gain on sale              -             36          3,531             25
                                              ----------     ----------     ----------     ----------

   Net (loss) income                          $     (187)    $    1,234     $    8,454     $    8,618
                                              ==========     ==========     ==========     ==========

Per share amounts:

   Basic
   -----
   (Loss) income from continuing
       operations                             $    (0.05)    $     0.14     $     0.56     $     1.03
   Income from discontinued
       operations                                      -           0.01           0.42           0.01
                                              ----------     ----------     ----------     ----------

   Net (loss) income                          $    (0.05)    $     0.15     $     0.98     $     1.04
                                              ==========     ==========     ==========     ==========

   Diluted
   -------
   (Loss) income from continuing
       operations                             $    (0.05)    $     0.14     $     0.56     $     1.03
   Income from discontinued
       operations                                      -           0.01           0.40           0.01
                                              ----------     ----------     ----------     ----------

   Net (loss) income                          $    (0.05)    $     0.15     $     0.96     $     1.04
                                              ==========     ==========     ==========     ==========

Weighted average shares outstanding
       Basic                                       8,406          8,307          8,404          8,305
                                              ==========     ==========     ==========     ==========
       Diluted                                     8,406          8,315          8,794          8,308
                                              ==========     ==========     ==========     ==========

              AMERICAN MORTGAGE ACCEPTANCE COMPANY AND SUBSIDIARIES
                             SELECTED FINANCIAL DATA
                    (In thousands, except per share amounts)

Funds from Operations ("FFO")(1), as calculated in accordance with the National Association of Real Estate Investment Trusts ("NAREIT") definition, for the three and nine months ended September 30, 2007 and 2006, is summarized in the following table:

                                         =======================================================
                                            Three Months Ended            Nine Months Ended
                                               September 30,                 September 30,
                                         -------------------------------------------------------
                                            2007           2006           2007           2006
                                         -------------------------------------------------------
Net (loss) income                        $     (187)    $    1,234     $    8,454     $    8,618

Depreciation of real property(2)                  -            435            336          1,334
Gain on sale of real property(2)                  -             98         (3,611)            98
                                         ----------     ----------     ----------     ----------

FFO                                      $     (187)    $    1,767     $    5,179     $   10,050
                                         ==========     ==========     ==========     ==========

Adjusted FFO(3)                          $      490     $   12,009     $    5,218     $   18,305
                                         ==========     ==========     ==========     ==========

Cash flows from operating activities     $    5,288     $    3,702     $   10,563     $    8,934
                                         ==========     ==========     ==========     ==========
Cash flows from investing activities     $    6,737     $  (61,501)    $ (264,210)    $ (191,775)
                                         ==========     ==========     ==========     ==========
Cash flows from financing activities     $    7,330     $   66,350     $  257,622     $  183,870
                                         ==========     ==========     ==========     ==========

FFO per share
  Basic                                  $    (0.02)    $     0.21     $     0.62     $     1.21
                                         ==========     ==========     ==========     ==========
  Diluted                                $    (0.02)    $     0.21     $     0.59     $     1.21
                                         ==========     ==========     ==========     ==========

Adjusted FFO per share(3)
  Basic                                  $     0.06     $     1.45     $     0.62     $     2.20
                                         ==========     ==========     ==========     ==========
  Diluted                                $     0.06     $     1.44     $     0.59     $     2.20
                                         ==========     ==========     ==========     ==========

Weighted average shares outstanding
  Basic                                       8,406          8,307          8,404          8,305
                                         ==========     ==========     ==========     ==========
  Diluted                                     8,406          8,315          8,794          8,308
                                         ==========     ==========     ==========     ==========

(1) FFO represents net income or loss (computed in accordance with generally accepted accounting principles ("GAAP")), excluding gains (or losses) from sales of property, excluding depreciation and amortization relating to real property and including funds from operations for unconsolidated joint ventures calculated on the same basis. AMAC calculates FFO in accordance with the NAREIT definition. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flows as a measure of liquidity. Our management considers FFO a supplemental measure of operating performance, and, along with cash flows from operating activities, financing activities, and investing activities, it provides investors with an indication of the ability of the Company to incur and service debt, to make capital expenditures, and to fund other cash needs. Since not all companies calculate FFO in a similar fashion, our calculation, presented above, may not be comparable to similarly titled measures reported by other companies.

(2)  Related  to   properties   sold  during  2007  and  2006  and  included  in
     discontinued operations in our consolidated statements of income.

(3) Adjusted FFO excludes the change in fair value of derivative instruments, net of certain associated costs.

                                       ###

CERTAIN STATEMENTS IN THIS DOCUMENT MAY CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND BELIEFS AND ARE SUBJECT TO A NUMBER OF FACTORS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES ARE DETAILED IN AMAC'S MOST RECENT ANNUAL REPORT ON FORM 10-K AND IN ITS OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION AND INCLUDE, AMONG OTHERS, RISKS OF INVESTING IN NON-INVESTMENT GRADE COMMERCIAL REAL ESTATE INVESTMENTS; COMPETITION IN ACQUIRING DESIRABLE INVESTMENTS; INTEREST RATE FLUCTUATIONS; RISKS ASSOCIATED WITH INVESTMENTS IN REAL ESTATE GENERALLY AND THE PROPERTIES WHICH SECURE MANY OF OUR INVESTMENTS; GENERAL ECONOMIC CONDITIONS AND ECONOMIC CONDITIONS IN THE REAL ESTATE MARKETS SPECIFICALLY, PARTICULARLY AS THEY AFFECT THE VALUE OF OUR ASSETS AND THE CREDIT STATUS OF OUR BORROWERS; DEPENDENCE ON OUR ADVISOR FOR ALL SERVICES NECESSARY FOR OUR OPERATIONS; CONFLICTS WHICH MAY ARISE AMONG US AND OTHER ENTITIES AFFILIATED WITH OUR ADVISOR THAT HAVE SIMILAR INVESTMENT POLICIES TO OURS; RISKS ASSOCIATED WITH THE REPURCHASE AGREEMENTS WE UTILIZE TO FINANCE OUR INVESTMENTS AND OUR ABILITY TO RAISE CAPITAL; RISKS ASSOCIATED WITH FAILURE TO QUALIFY AS A REIT; AND RISKS ASSOCIATED WITH OUR COLLATERALIZED DEBT OBLIGATION ("CDO") SECURITIZATION TRANSACTIONS, WHICH INCLUDE, BUT ARE NOT LIMITED TO, THE INABILITY TO ACQUIRE ELIGIBLE INVESTMENTS FOR A CDO ISSUANCE; INTEREST RATE FLUCTUATIONS ON VARIABLE-RATE SWAPS ENTERED INTO TO HEDGE FIXED-RATE LOANS; THE INABILITY TO FIND SUITABLE REPLACEMENT INVESTMENTS WITHIN REINVESTMENT PERIODS AND THE NEGATIVE IMPACT ON OUR CASH FLOW THAT MAY RESULT FROM THE USE OF CDO FINANCINGS WITH OVER-COLLATERALIZATION AND INTEREST COVERAGE REQUIREMENTS. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE OF THIS DOCUMENT. WE EXPRESSLY DISCLAIM ANY OBLIGATIONS OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENTS CONTAINED HEREIN TO REFLECT ANY CHANGE IN OUR EXPECTATIONS WITH REGARD THERETO OR CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

                                       ###